UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2007

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 861-7900

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

RAIT Financial Trust (the “Company”) is re-issuing its historical financial statements to reflect the reclassification of a real estate asset as held-for-sale, in compliance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). During the quarter ended March 31, 2007, the Company identified a property as held-for-sale and, in compliance with SFAS 144, is required to report the revenue and expenses associated with this property as discontinued operations for its 2006 historical annual report. The property was acquired by the Company on November 30, 2006.

The reclassification has no effect on the Company’s reported net income, financial position or statement of cash flows. Since this property was acquired in November 2006, there is no impact on financial statements issued prior to this date.

This Report on Form 8-K updates Items 6, 7, 8 and 9A of the Company’s 2006 Form 10-K filed on March 1, 2007, to reflect the property identified as held-for-sale during the quarter ended March 31, 2007 as discontinued operations. This Report on Form 8-K also updates the Company’s 2006 Form 10-K filed on March 1, 2007, and the Company’s March 31, 2007 Form 10-Q filed on May 4, 2007, to include the Statement Re Computation of Ratios presented as Exhibit 12.1. All other items of the 2006 Form 10-K remain unchanged. No attempt has been made to update matters in the Annual Report on Form 10-K referred to above, except to the extent expressly provided above.

On June 22, 2007, the Company priced Taberna Preferred Funding IX, Ltd, or Taberna IX, a $750 million CDO transaction. This CDO provides financing for investments consisting of TruPS issued by REITs and real estate operating companies, senior and subordinated notes issued by real estate entities and other investments consisting of commercial mortgage-backed securities, other real estate interests, senior loans and CDO debt securities. The investments owned by Taberna IX will be pledged as collateral to secure its debt and, as a result, will not be available to the Company, its creditors or its shareholders. The CDO debt will bear interest at rates ranging from the one-month London Inter-Bank Offered Rate, or LIBOR, plus 0.34% to LIBOR plus 5.50%. All of the CDO notes payable will mature in 2037, although Taberna IX may call the debt at par at any time after June 2017. The Company expects Taberna IX will issue a total of $705 million of par amount CDO notes payable to investors. The Company expects to purchase $202 million of the CDO notes payable and all of the $45 million of preference shares issued by Taberna IX. The Company expects to finance its investment in the CDO notes through $149 million of borrowings under repurchase agreements.

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
12.1	Statement Re Computation of Ratios.

23.1	Consent of Independent Registered Public Accounting Firm (Grant Thornton LLP).

99.1	2006 Annual Report Item 6 — Selected Financial Data.

99.2	2006 Annual Report Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	2006 Annual Report Item 8 — Financial Statements and Supplementary Data.

99.4	2006 Annual Report Item 9A — Controls and Procedures.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: June 25, 2007	By:	/s/ Jack E. Salmon
	Name:	Jack E. Salmon
	Title:	Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
12.1	Statement Re Computation of Ratios.

23.1	Consent of Independent Registered Public Accounting Firm (Grant Thornton LLP).

99.1	2006 Annual Report Item 6 — Selected Financial Data.

99.2	2006 Annual Report Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	2006 Annual Report Item 8 — Financial Statements and Supplementary Data.

99.4	2006 Annual Report Item 9A — Controls and Procedures.

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